AMERICAN GENERAL LIFE INSURANCE COMPANY
               VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT VL-R
                               CORPORATE AMERICA(R)
                             PLATINUM INVESTOR I(R)
                            PLATINUM INVESTOR II(R)
                            PLATINUM INVESTOR III(R)
                            PLATINUM INVESTOR IV(R)
                     PLATINUM INVESTOR FLEXDIRECTOR(R)
                          PLATINUM INVESTOR PLUS(R)
                        PLATINUM INVESTOR SURVIVOR(R)
                      PLATINUM INVESTOR SURVIVOR II(R)

                           SEPARATE ACCOUNT VUL-2
                               EQUIBUILDER II(R)
                               EQUIBUILDER III(R)

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                           SEPARATE ACCOUNT USL VL-R
                               PLATINUM INVESTOR(R)
                            PLATINUM INVESTOR PLUS(R)

                      SUPPLEMENT DATED JANUARY 27, 2015
                  TO POLICY PROSPECTUSES, AS SUPPLEMENTED


     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the MFS VIT Core Equity Series (the "Acquired Fund"), a series of the MFS Variable Insurance Trust, into the MFS VIT II Core Equity Portfolio (the "Acquiring Fund"), a series of the MFS Variable Insurance Trust II, (such combination referred to hereinafter as the "Reorganization").

     The Company received notification that the Board of Trustees of the MFS Variable Insurance Trust approved an Agreement and Plan of Reorganization pursuant to which the Acquired Fund will be reorganized with and into the Acquiring Fund, with the Acquiring Fund being the surviving fund. The assets and liabilities of the Acquired Fund would be transferred to the Acquiring Fund in return for Acquiring Fund shares with equal total net asset value as of the Closing Date (as defined below). The Acquiring Fund shares would be distributed pro rata to the Policy owners of the Acquired Fund in exchange for their fund shares. Acquired Fund owners on the Closing Date will become owners of the Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Acquired Fund on the Closing Date. Immediately following the transfer, the Acquired Fund will be terminated as soon as reasonably practicable thereafter. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

     The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held on or about March 19,
2015. The Reorganization, if approved by the shareholders of the Acquired Fund, is expected to be consummated at the close of business on or about
March 27, 2015 (the "Closing Date").   If you had account values invested in
the Acquired Fund as of January 8, 2015 (the record date for the shareholders' meeting), proxy materials for the shareholders' meeting will be mailed to you so that you can vote your interests.

     On the Closing Date, the Acquiring Fund will become available as an investment option under the Policies. All Policy accumulation values in the subaccount supported by the Acquired Fund will be automatically transferred into the Acquiring Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 3:00 p.m. central time on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Acquired Fund subaccount to any of the other variable investment options available under your Policy. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

      If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Fund's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be treated as if received after 3:00 p.m. CT on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date.

     Existing automatic instructions for dollar cost averaging or asset rebalancing into or out of the Acquired Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Fund.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.